UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): September 22, 2011

LIBERTY INTERACTIVE CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	001-33982	84-1288730
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

12300 Liberty Blvd.

Englewood, Colorado 80112

(Address of principal executive offices and zip code)

Registrant’s telephone number, including area code: (720) 875-5400

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.  Entry into a Material Definitive Agreement

Item 2.01.  Completion of Acquisition or Disposition of Assets

On September 23, 2011 at 5:00 p.m. NYC time (the “Effective Time”), Liberty Interactive Corporation (formerly known as Liberty Media Corporation, the “Company”) completed its previously announced split-off (the “Split-Off”) of its former wholly owned subsidiary Liberty Media Corporation (formerly known as Liberty CapStarz, Inc., “Splitco”).

The Split-Off was accomplished by the redemption (the “Redemptions”) by the Company of (i) each outstanding share of its Series A Liberty Capital common stock in exchange for one share of Splitco’s Series A Liberty Capital common stock, (ii) each outstanding share of its Series B Liberty Capital common stock in exchange for one share of Splitco’s Series B Liberty Capital common stock, (iii) each outstanding share of its Series A Liberty Starz common stock in exchange for one share of Splitco’s Series A Liberty Starz common stock, and (iv) each outstanding share of its Series B Liberty Starz common stock in exchange for one share of Splitco’s Series B Liberty Starz common stock. All of the businesses, assets and liabilities previously attributed to the Company’s former Liberty Capital and Liberty Starz tracking stock groups are now, pursuant to the Reorganization Agreement described below, held by Splitco’s Liberty Capital and Liberty Starz tracking stock groups, respectively. The Redemptions were approved at the previously announced special meeting of Liberty Capital and Liberty Starz stockholders held on May 23, 2011 (the “Special Meeting”) by the holders of the Company’s former Liberty Capital common stock and Liberty Starz common stock entitled to vote at the meeting.

In connection with the Split-Off, the Company and Splitco (or, where, applicable, certain subsidiaries of the Company or Splitco named therein) entered into the following agreements (the “Split-Off Agreements”):

•                  a Reorganization Agreement, dated as of August 30, 2011, by and between the Company and Splitco, which provides for, among other things, the principal corporate transactions required to effect the Split-Off, certain conditions to the Split-Off and provisions governing the relationship between the Company and Splitco with respect to and resulting from the Split-Off;

•                  a Tax Sharing Agreement, dated September 23, 2011, between the Company, its wholly owned subsidiary Liberty Interactive LLC (formerly known as Liberty Media LLC) and Splitco, which governs the allocation of taxes, tax benefits, tax items and tax-related losses between the Company and Splitco;

•                  a Services Agreement, dated September 23, 2011, by and between the Company and Splitco, which governs the provision by Splitco to the Company of specified services and benefits following the Split-Off;

•                  a Facilities Sharing Agreement, dated September 23, 2011, by and between the Company and Liberty Property Holdings, Inc. (a subsidiary of Splitco), pursuant to which the Company shares office facilities with Splitco; and

•                  two Aircraft Time Sharing Agreements, effective as of September 23, 2011, by and between the Company and Splitco, each of which governs the lease of an aircraft from Splitco to the Company and the provision of fully qualified flight crew for all operations on a periodic, non-exclusive time sharing basis.

The section of the Company’s definitive proxy statement on Schedule 14A filed with the Securities and Exchange Commission on April 18, 2011 relating to the Special Meeting (the “Proxy Statement”) entitled “Certain Relationships and Related Transactions—Relationships Between Splitco and Liberty Media,” which describes the material terms of the Split-Off Agreements, is incorporated herein by reference. These descriptions are qualified in their entirety by reference to the full text of the Split-Off Agreements, which are filed as Exhibits 2.1, 10.1, 10.2, 10.3 and 10.4 to this report on Form 8-K.

Item 3.01.  Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing

As described in Item 5.02 below, Donne F. Fisher and Larry E. Romrell resigned from the Company’s board of directors, effective upon the closing of the Split-Off. As a result of such resignations, the Company is no longer in compliance with Nasdaq Marketplace Rule 5605(b)(1), which requires that a majority of the Company’s board of directors be comprised of independent directors. The Company notified the Listing Qualifications Department of the Nasdaq Stock Market of such non-compliance on September 28, 2011. Prior to their resignations, Messrs. Fisher and Romrell served on the Audit Committee of the Company’s board of directors. As a result of such resignations, Messrs. Fisher and Romrell were replaced on the Audit Committee by David E. Rapley and M. Ian G. Gilchrist, both of whom are independent directors.

The Company is currently reviewing methods to regain compliance with Rule 5605(b)(1), including conducting a search for qualified candidates to fill the vacancies left on its board of directors by Messrs. Fisher and Romrell.

Item 5.02.  Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

Resignation of Donne F. Fisher and Larry E. Romrell from the Board of Directors

As described above, in connection with the closing of the Split-Off, Donne F. Fisher and Larry E. Romrell resigned from the Company’s board of directors, effective as of the Effective Time.

Appointment of Michael A. George to the Board of Directors

Upon the Effective Time, Michael A. George, President and Chief Executive Officer of QVC, Inc., a subsidiary of the Company, joined the board of directors of the Company. Following Mr. George’s appointment, the Company has a total of 9 directors divided among three classes, with Mr. George serving as a Class II member with a term expiring at the annual stockholders meeting in 2012. The Company has not and presently does not expect to name Mr. George to any standing committee of the board of directors.

Item 8.01.  Other Events

On September 23, 2011, the Company issued a press release (the “Press Release”) announcing the completion of the Split-Off . The Press Release also announced that, effective as of September 22, 2011: (i) the Company, known as Liberty Media Corporation prior to such date, had changed its name to Liberty Interactive Corporation, (ii) Splitco, formerly known as Liberty CapStarz, Inc., had changed its name to Liberty Media Corporation, and (iii) Liberty Media LLC, a wholly owned subsidiary of the Company and the issuer of the Company’s public indebtedness, had changed its name to Liberty Interactive LLC. The Press Release also announced the symbols under which Splitco’s common stock will trade during the week following the completion of the Split-Off and thereafter.

Item 9.01.  Financial Statements and Exhibits

(b) The pro forma information required to be filed pursuant to Items 2.01 and 9.01(b) pursuant to Article 11 of Regulation S-X is incorporated by reference to the section of the Proxy Statement entitled “Annex B: Splitco and Liberty Media Corporation Financial Statements—Liberty Media Corporation.” The pro forma information for interim periods not covered by this section of the Proxy Statement is filed as Exhibit 99.2 to this report on Form 8-K.

(d)  Exhibits

Exhibit No.	Name

2.1

Reorganization Agreement, dated as of August 30, 2011, between Liberty Media Corporation and Liberty CapStarz, Inc. (incorporated by reference to Exhibit 2.1 to Post-Effective Amendment No. 1 to Splitco’s Registration Statement on Form S-4 filed on September 23, 2011 (File No. 333-171201) (the “S-4”)).

10.1	Tax Sharing Agreement, dated September 23, 2011, between Liberty Interactive Corporation, Liberty Interactive LLC and Liberty Media Corporation (incorporated by reference to Exhibit 10.4 to the S-4).
10.2	Services Agreement, dated as of September 23, 2011, by and between Liberty Interactive Corporation and Liberty Media Corporation (incorporated by reference to Exhibit 10.5 to the S-4).
10.3	Facilities Sharing Agreement, dated September, 23, 2011, by and between Liberty Interactive Corporation and Liberty Property Holdings, Inc. (incorporated by reference to Exhibit 10.6 to the S-4).
10.4

Aircraft Time Sharing Agreements, each effective as of September, 23, 2011, by and between Liberty Media Corporation and Liberty Interactive Corporation (incorporated by reference to Exhibit 10.8 to the S-4).

99.1	Press Release dated September 23, 2011.
99.2	Unaudited pro forma condensed consolidated financial statements of Liberty Interactive Corporation as of and for the six months ended June 30, 2011.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: September 28, 2011

LIBERTY INTERACTIVE CORPORATION

	By:	/s/ Wade Haufschild
Name: Wade Haufschild
Title: Vice President

EXHIBIT INDEX

Exhibit No.	Name

2.1

Reorganization Agreement, dated as of August 30, 2011, between Liberty Media Corporation and Liberty CapStarz, Inc. (incorporated by reference to Exhibit 2.1 to Post-Effective Amendment No. 1 to Splitco’s Registration Statement on Form S-4 filed on September 23, 2011 (File No. 333-171201) (the “S-4”)).

10.1	Tax Sharing Agreement, dated September 23, 2011, between Liberty Interactive Corporation, Liberty Interactive LLC and Liberty Media Corporation (incorporated by reference to Exhibit 10.4 to the S-4).
10.2	Services Agreement, dated as of September 23, 2011, by and between Liberty Interactive Corporation and Liberty Media Corporation (incorporated by reference to Exhibit 10.5 to the S-4).
10.3	Facilities Sharing Agreement, dated September, 23, 2011, by and between Liberty Interactive Corporation and Liberty Property Holdings, Inc. (incorporated by reference to Exhibit 10.6 to the S-4).
10.4

Aircraft Time Sharing Agreements, each effective as of September, 23, 2011, by and between Liberty Media Corporation and Liberty Interactive Corporation (incorporated by reference to Exhibit 10.8 to the S-4).

99.1	Press Release dated September 23, 2011.
99.2	Unaudited pro forma condensed consolidated financial statements of Liberty Interactive Corporation as of and for the six months ended June 30, 2011.